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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):   October 6, 1999


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                  1-7882                     94-1692300
           --------                  ------                     ----------
(State or other jurisdiction       (Commission               (I.R.S. Employer
        of incorporation)          File Number)            Identification No.)


       One AMD Place,
       P.O. Box 3453
       Sunnyvale, California                                  94088-3453
  -----------------------------------                         ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
    including area code:                                    (408) 732-2400
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Item 5. Other Events.
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     On October 6, 1999, Advanced Micro Devices, Inc. reported sales of
$662,192,000 and net loss of $105,545,000, or $0.72 per share, for the third quarter ended September 26, 1999. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)     Exhibits

        99.1  Press release dated October 6, 1999.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.


Dated: October 7, 1999                By: /s/ Francis P. Barton
                                          --------------------------------------
                                          Francis P. Barton
                                          Senior Vice President, Chief Financial
                                          Officer

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                                 Exhibit Index
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Exhibit Number      Exhibit
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     99.1           Press release dated October 6, 1999.

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